UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 20, 2019

Commission File Number: 1-14222

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or Other Jurisdiction	(IRS Employer
of Incorporation)	Identification No.)

240 Route 10 West

Whippany, New Jersey 07981

(973) 887-5300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2019, Suburban Propane Partners, L.P. (the “Partnership”) announced that Paul Abel, the Partnership’s Senior Vice President, General Counsel and Secretary, has communicated his intention to retire from the Partnership effective as of October 1, 2019 (the “Transition Date”). Mr. Abel has served as the Partnership’s General Counsel and Secretary since June 2006 and was additionally made a Vice President in October 2007 and a Senior Vice President in April 2014.  Prior to joining the Partnership, Mr. Abel served as senior in-house legal counsel (including as a general counsel) for several technology companies.

The Partnership thanks Mr. Abel for his dedication, exemplary service and outstanding leadership over the Partnership’s legal affairs during the nearly thirteen years that he has served the Partnership.  The Partnership wishes Mr. Abel all the best as he transitions into the next stage of life’s journey.

Effective as of the Transition Date, Bryon Koepke will succeed Mr. Abel as Vice President, General Counsel and Secretary of the Partnership.  Mr. Koepke joined the Partnership on March 15, 2019 as Vice President, Deputy General Counsel and Assistant Secretary.  Prior to joining the Partnership, Mr. Koepke spent seven years in the vehicle rental industry at Avis Budget Group, Inc., where he was senior vice president, chief securities counsel and assistant corporate secretary.  For over eight years prior to his joining Avis Budget Group, Inc., Mr. Koepke served as corporate securities counsel for Caterpillar Inc. and its wholly-owned financial subsidiary, Caterpillar Financial Services Corp.  Prior to joining Caterpillar Inc., Mr. Koepke also served two years as a senior attorney advisor within the Securities and Exchange Commission.  Mr. Koepke earned his bachelor’s degree from Vanderbilt University, his juris doctorate degree from Washburn University and his LL.M. from the Georgetown Law Center.

Until the Transition Date, Mr. Abel and Mr. Koepke will work closely together to ensure a smooth transition of the chief legal officer responsibilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2019	SUBURBAN PROPANE PARTNERS, L.P.

By:	/s/ PAUL ABEL
Name:	Paul Abel
Title:	Senior Vice President, General Counsel & Secretary